                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report: September 4, 1997
                                        -----------------
                        (Date of earliest event reported)

                            North Coast Energy, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-18691                    34-1594000
          --------                  -------                    ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
  of Incorporation)               File Number)              Identification No.)

          1993 Case Parkway, Twinsburg, Ohio                 44087-2343
          -------------------------------------------------------------
          (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (216) 425-2330

Item 5.  Change in Control of Registrant.
-------  --------------------------------

         On September 4, 1997 North Coast Energy, Inc., a Delaware corporation (the "Company"), sold 5,747,127 shares of its Common Stock, $0.01 par value per share (the "Common Stock"), to Nuon International bv, a limited liability company organized under the laws of the Netherlands ("Nuon"), pursuant to the terms of a stock purchase agreement (the "Agreement") by and between the Company and Nuon dated August 1, 1997. On September 4, 1997 Nuon paid $5 million for the Common Stock, which was paid out of the general working capital of Nuon.

         Pursuant to the terms of the Agreement and subject to the satisfaction of certain conditions, including the development of a plan of complementary business, Nuon may purchase an additional 5,747,127 shares of Common Stock by each of September 30, 1998 and September 30, 1999 at a price of $0.87 per share.

         On September 4, 1997 Robert L. Bauman, Charles K. Ebinger and W. Dale Wegrich resigned from the Board of Directors of the Company. Pursuant to the terms of the Agreement and upon the recommendation of Nuon, the Board of Directors appointed Dr. Leo J.M.J. Blomen, Drs. J.J.M. Smits and Saul Siegel to the Board of Directors of the Company.

         After giving effect to the sale of 5,747,127 shares of Common Stock, the Company had an aggregate of 16,542,832 shares of Common Stock issued and outstanding. Nuon currently owns 34.7% of the Common Stock of the Company. Upon the exercise of Nuon's right to purchase an additional 11,494,254 shares of Common Stock, Nuon will own 61.5% of the Common Stock of the Company.

         Pursuant to the terms of the Agreement, on September 4, 1997, Nuon entered into a Voting Agreement (the "Voting Agreement") with Charles M. Lombardy, Jr., Chief Executive Officer and a Director of the Company, and Garry Regan, President and a Director of the Company. The Voting Agreement relates to voting of shares of capital stock of the Company held by Nuon and Messrs. Lombardy and Regan

         The foregoing description of this transaction is qualified in its entirety by reference to the Agreement and the Voting Agreement, copies of which are filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits.
         ---------

         Exhibit No.
         -----------

                  99.1 Stock Purchase Agreement by and between North Coast Energy, Inc. and Nuon International bv, dated August 1, 1997 (Incorporated herein by reference to the appropriate exhibit to the Company's Form 8-K Current Report dated August 1,
                              1977).

                  99.2 Voting Agreement by and among Charles M. Lombardy, Jr., Garry Regan and Nuon International bv, a limited liability company organized under the laws of the Netherlands, dated September 4, 1997 (Incorporated herein by reference to the Schedule 13D of Nuon International bv and Dr. Leo J.M.J. Blomen dated September 4, 1997).

Item 9.  Sale of Equity Securities Pursuant to Regulation S.
-------  ---------------------------------------------------

         Item 1 above is hereby incorporated by reference. The Common Stock was exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to the terms of Regulations S, promulgated under the Act.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTH COAST ENERGY, INC.

                                    By:  /s/ Charles M. Lombardy, Jr.
                                       ---------------------------------
                                          Charles M. Lombardy, Jr.,
                                          Chief Executive Officer

Date:  September 19, 1997